EXHIBIT 10.1

AMENDMENT TO SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT AMENDMENT (“Amendment”) is entered into as of the 17th day of October 2012, between and among Trump Marina Associates, LLC, Trump Plaza Associates, LLC, Trump Taj Mahal Associates, LLC (hereinafter, collectively “Trump”), and the City of Atlantic City (hereinafter “City”), a municipal corporation of the State of New Jersey in the County of Atlantic (hereinafter collectively referred to as the “Parties”).
BACKGROUND
A.     Trump, the City and Golden Nugget Atlantic City, LLC entered into that certain Settlement Agreement dated as of June 13, 2012 (the “Settlement Agreement”).
B.    Pursuant to the Settlement Agreement, Trump is to receive $54 million in tax credits (the “Tax Credits”) to be applied over five years as more specifically provided therein.
C.    Subject to obtaining all requisite approvals and consents (together, the “Approvals”), the City intends to issue tax appeal refunding bonds and/or notes (the “Bond Issuance”) in amount sufficient to pay to Trump from the proceeds therefrom, among other things, the Refund (as defined below).
D.    The Parties desire to amend the Settlement Agreement in accordance with Paragraph 22 of the Settlement Agreement to provide that in the event that the City completes the Bond Issuance and receives the proceeds therefrom, in lieu of receiving the Tax Credits, the City will pay to Trump, and Trump will accept, the Refund as set forth herein.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.Recitals. The recitals set forth above are incorporated herein by reference.
2.Amendment to Settlement Agreement.

2.1	The City will diligently, in good faith, seek the issuance of the Approvals and completion of the Bond Issuance.

2.2
In the event that the City completes the Bond Issuance and receives the proceeds therefrom, then in lieu of the Tax Credits, the City shall pay, and Trump shall accept, the sum of $50,500,000.00 (the “Refund”) in immediately available U.S. funds payable to the order of “Trump Entertainment Resorts Holdings, L.P.” within five days of receipt of the proceeds from the Bond Issuance.

2.3
By accepting the Refund as described in Paragraph 2.2 herein, Trump Entertainment Resorts Holdings, L.P., and its respective successors and assigns are doing so in full accord and satisfaction of the City's financial obligation to pay the Tax Credits pursuant to Paragraph 4 of the Settlement Agreement.

3.    Effect of Amendment. Except as otherwise provided herein, the terms and provisions contained in the Settlement Agreement shall remain unchanged and in full force and effect.
4.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be considered one and the same agreement; and
{SIGNATURES APPEAR ON NEXT PAGE}

IN WITNESS WHEREOF, each of the Parties hereto, intending to be legally bound hereby, has caused their duly authorized representatives to execute this Amendment as of the date set forth above.

TRUMP

By:    /s/ DAVID R. HUGHES                Date:         10/1/12
David R. Hughes, Chief Financial Officer
Trump Entertainment Resorts, Inc.
and Authorized Representative of Trump

GOLDEN NUGGET

By:    /s/ STEVEN SCHEINTHAL            Date:         9/28/12
Steven Scheinthal, Vice President and
Authorized Representative of Golden Nugget Atlantic City, LLC

LEVINE, STALLER, SKLAR, CHAN,
BROWN & DONNELLY, P.A.
Attorneys for Trump and Golden Nugget

By:     /s/ MICHAEL D. SKLAR                Date:         10/2/12
Michael D. Sklar, Esq.

/s/ LORENZO T. LANGFORD            Date:         10/17/12
The Honorable Lorenzo T. Langford
Mayor, the City of Atlantic City

/s/ RHONDA WILLIAMS                Date:         10/17/12
Rhonda Williams
Clerk, the City of Atlantic City

/s/ RONALD CASH                 Date:         10/17/12
Ronald Cash
Business Administrator, the City of Atlantic City

Approved as to form:

/s/ BRAUN LITTLEFIELD            Date:         10/16/12
Braun Littlefield, Esq.
Solicitor, the City of Atlantic City

DECOTIIS, FITZPATRICK
& COLE, LLP
Attorneys for City

By:     /s/ JAMES L. ESPOSITO                Date:         10/17/12
James L. Esposito, Esq.

[Continuation of Signature Page to Amendment to Settlement Agreement]

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